Filed Pursuant to Rule 497(k)

Registration Nos. 333-271770 and 811-23876

GRAYSCALE FUNDS TRUST

SUPPLEMENT DATED AUGUST 28, 2026

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR GRAYSCALE AI COMPUTE ETF (FORMERLY GRAYSCALE BITCOIN MINERS ETF)

EACH DATED MAY 1, 2026, AS PREVIOUSLY SUPPLEMENTED

THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION ABOUT THE REVISED EFFECTIVE DATE OF PREVIOUSLY ANNOUNCED CHANGES TO THE FUND AND THE CHANGE TO THE FUND’S TICKER SYMBOL, AS DESCRIBED BELOW.

Revised Effective Date of Previously Announced Changes. The changes to the Fund’s name, underlying index, investment objective, principal investment strategies and 80% investment policy described in the Fund’s supplement dated July 13, 2026 are now expected to become effective on or about September 22, 2026 (the “Revised Effective Date”), rather than on or about September 15, 2026. Accordingly, all references in the July 13, 2026 supplement to September 15, 2026 as the “Effective Date” are hereby revised to refer to the Revised Effective Date. Until the Revised Effective Date, the Fund will continue to operate under its current name, underlying index, investment objective, principal investment strategies and 80% investment policy. Except for the revised Effective Date, the changes described in the July 13, 2026 supplement remain unchanged.

Ticker Symbol. The Fund’s ticker symbol will change as set forth in the table below effective on or about September 22, 2026 (the “Ticker Effective Date”). As a result, as of the Ticker Effective Date, all references to the Fund’s ticker symbol in the Summary Prospectus, Prospectus and Statement of Additional Information will be updated accordingly.

Current Ticker Symbol	New Ticker Symbol
MNRS	GCPU

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.